UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    March 14, 2013

REGIONS FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-34034	63-0589368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 FIFTH AVENUE NORTH

BIRMINGHAM, ALABAMA 35203

(Address, including zip code, of principal executive office)

Registrant’s telephone number, including area code: (800) 734-4667

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

In accordance with general instruction B.2. of Form 8-K, the following information (including Exhibits 99.1 and 99.2) is furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

On March 14, 2013, Regions Financial Corporation (“Regions”) issued a press release announcing the results of the Federal Reserve’s Comprehensive Capital Analysis and Review of Regions. A copy of the press release is being furnished as Exhibit 99.1 to this report and incorporated by reference under this Item 7.01.

In addition, on March 14, 2013 Regions will disclose the results of its company-administered stress test on the Investor Relations page of regions.com. The disclosure is required by 12 CFR 252.148, which implements the requirements of Section 165(i) (2) of the Dodd-Frank Wall Street Reform and Consumer Protection Act. A copy of the summary of results that will be posted on Regions’ website is being furnished as Exhibit 99.2 to this report. Exhibit 99.2 is incorporated by reference under this Item 7.01.

Information contained on Regions’ website or that can be accessed through Regions’ website is not incorporated by reference into this Current Report on Form 8-K. Reference to Regions’ website is made as an inactive textual reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The exhibits listed in the exhibit index are furnished pursuant to Regulation FD as part of this current report on Form 8-K and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

Exhibit Index

Exhibit No.	Exhibit

99.1	Press Release dated March 14, 2013

99.2	Summary of Results

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIONS FINANCIAL CORPORATION

By:	/s/ Fournier J. Gale, III
Name:	Fournier J. Gale, III
Title:	Senior Executive Vice President, General Counsel and Corporate Secretary

Date: March 14, 2013